UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

__________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 22, 2008

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CELADON GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-23192	13-3361050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9503 East 33rd Street One Celadon Drive, Indianapolis, IN	46235
(Address of principal executive offices)	(Zip Code)

(317) 972-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On Tuesday, January 22, 2008, Celadon Group, Inc., a Delaware corporation (the “Company”), Celadon Trucking Services, Inc., a New Jersey corporation and wholly-owned subsidiary of the Company (“CTSI”), TruckersB2B, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“TruckersB2B”), and Celadon Logistics Services, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (collectively with the Company, CTSI, and TruckersB2B, the “Borrowers”), entered into the Third Amendment to Credit Agreement with LaSalle Bank National Association, as administrative agent, and LaSalle Bank National Association, Fifth Third Bank, and JPMorgan Chase Bank, N.A., as lenders (collectively, the “Lenders”) (the “Third Amendment”).

The Third Amendment (i) extends the maturity date from September 24, 2010, to January 22, 2013, and (ii) increases the maximum revolving borrowing limit from $50 million with a $20 million accordion feature to $70 million with a $20 million accordion feature, as contained in that certain Credit Agreement dated September 26, 2005, by and among the Borrowers and the Lenders, as amended.

The foregoing summary of the terms and conditions of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment, which will be filed with the Company’s Form 10-Q for the quarter ending March 31, 2008.

Item 2.02	Results of Operations and Financial Condition.

On Wednesday, January 23, 2008, the Company issued a press release after the close of the market announcing its financial and operating results for the quarter ended December 31, 2007, its second quarter of fiscal 2008. A copy of the press release is attached to this report as Exhibit 99.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

	EXHIBIT NUMBER	EXHIBIT DESCRIPTION
	99	Celadon Group, Inc. press release announcing financial and operating results for the second quarter of fiscal 2008

The information contained in Items 2.02 and 9.01 of this report and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in Items 2.02 and 9.01 of this report and the exhibit hereto may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such statements are made based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results or events may differ from those anticipated by forward-looking statements. Please refer to the second-to-last paragraph of the attached press release and various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELADON GROUP, INC.

Date: January 23, 2008	By:	/s/ Stephen Russell
Stephen Russell
Chairman and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99	Celadon Group, Inc. press release announcing financial and operating results for the second quarter of fiscal 2008